Exhibit 10.1

                        DEPOSIT ACCOUNT CONTROL AGREEMENT

This DEPOSIT ACCOUNT CONTROL AGREEMENT ("Agreement") is made and entered into as of this _____ day of October 2004, by and among SunTrust Bank, as depositary bank (the "Depository Bank"), Visual Data Corporation, a Florida corporation (the "Parent"), Media On Demand, Inc., a wholly owned subsdiary of the Parent ("MoD"), Entertainment Digital Network, Inc., a wholly owned subsdiary of the Parent ("Ednet", and together with Parent and MoD, the "Company"), and Vertical Ventures LLC for the benefit of the Purchasers (as such term is hereinafter defined)(the "Agent").

                               Statement of Facts

Reference is made to that certain Securities Purchase Agreement (the "Purchase Agreement") dated as of June 8, 2004 by and among undersigned and each of the purchasers identified on the signature pages thereto (collectively the "Purchasers"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

The Depository Bank acknowledges that, as of the date hereof, it maintains, in the names of the Parent, MoD and Ednet, the deposit accounts identified on Exhibit A attached hereto and made a part hereof (each an "Account" and, collectively, the "Accounts"). One or more of the Accounts may be served by one or more lockboxes operated by the Depository Bank, which lockboxes (if any) also are listed on Exhibit A (each a "Lockbox" and, collectively, the "Lockboxes"). Both the Accounts and the Lockboxes are governed by the terms and conditions of the Company's signature card and the commercial deposit account agreement published by the Depository Bank from time to time, and may also be governed by a wholesale lockbox service description between the Depository Bank and the Company (collectively, the "Deposit Agreement").

The Company hereby informs the Depository Bank that, in connection with certain financing provided to the Company by the Purchasers, the Company has granted to the Agent a security interest in, among other things, the following (collectively, the "Account Collateral"): (a) the Accounts, (b) the Lockboxes and (c) the Items Collateral. The term "Items Collateral" as used herein shall mean, collectively, all checks, drafts, instruments, cash and other items at any time received in any Lockbox or for deposit in any Account (subject to specific Lockbox instructions in effect for processing items received in the Lockboxes), and all wire transfers of funds, automated clearing house ("ACH") entries, credits from a merchant card transaction and other electronic funds transfers or other funds deposited in, credited to, or held for deposit in or credit to, any Account and all proceeds of any of the foregoing.

The Company and the Agent hereto desire to enter into this Agreement to perfect the security interest of the Agent in the Account Collateral, to vest the Agent with control of the Account Collateral and to set forth the parties' relative rights and duties with respect to the Account Collateral. In consideration of the mutual covenants herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Control of the Accounts

      (a) The Statement of Facts is true and correct and incorporated herein by reference. Each party to this Agreement hereby confirms that (i) each Account is a "deposit account", (ii) this Agreement shall constitute an "authenticated record", and (iii) the arrangements established under this Agreement shall constitute "control" of each Account, as each of those terms is defined in
Article 9 of the Uniform Commercial Code as adopted in the State in which the respective Account identified on Exhibit A is located (hereinafter referred to as the "Applicable UCC").

      (b) As security for the prompt and complete payment and performance when due of all of its indebtedness and obligations to the Purchasers, the Company hereby grants to the Agent a continuing lien upon and security interest in, and transfer to the Agent control of the Account Collateral. The Company represents and warrants to the Agent that Exhibit A contains a complete and accurate list of all Accounts and Lockboxes maintained by the Company with the Depository Bank that are subject to this Agreement. The Company hereby agrees that without prior written notice to the Agent, the Company shall not open or maintain any other account with the Depository Bank. Nothing in this Agreement shall be deemed to impose upon the Depository Bank any duty to monitor or otherwise assure the Company's compliance with this Section 1(b).

      (c) The Company authorizes and directs the Depository Bank to comply, and the Depository Bank agrees to comply, with instructions given by the Agent in accordance with this Agreement directing the disposition of funds from time to time in any Account or as to any other matters relating to any Account or any of the other Account Collateral without further consent by the Company. The Depository Bank shall be entitled to rely and act upon any instructions received by the Depository Bank from the Agent, even if such instructions shall be contrary to any instructions received by the Depository Bank from the Company. The Agent's right to give instructions to the Depository Bank regarding any Account Collateral shall include the right to give "stop payment orders" to the Depository Bank for any items that may be presented to the Depository Bank against any Account, and the Company also authorizes the Depository Bank to follow such instructions by the Agent even if it results in the dishonor of items presented against any Account.

      (d) The Agent authorizes and directs the Depository Bank to act upon the instructions of the Company concerning the Lockbox and the Accounts including, but not limited to, instructions to: (i) direct the disposition of funds in the Accounts (including, but not limited to, dispositions to or for the benefit of the Company and/or the Depository Bank), (ii) withdraw any amount(s) from any Account(s), or (iii) draw upon or otherwise exercise any authority or powers with respect to the Lockboxes, the Accounts and all other Account Collateral, until the implementation by the Depository Bank of the unilateral written instruction from the Agent to the Depository Bank substantially in the form of Exhibit B attached hereto and made a part hereof (the "Notice") in accordance with the provisions of Section 7 of this Agreement. The Agent authorizes and instructs the Depository Bank that, upon the implementation of the Notice by the Depository Bank and thereafter, the Depository Bank shall (subject to specific Lockbox instructions for processing items received in the Lockboxes) deposit all Items Collateral received in a Lockbox to the Account listed opposite such Lockbox on Exhibit A, and credit to such Account with all other Items Collateral received directly by the Depository Bank for credit to an Account. Furthermore, upon the effectiveness of the Notice upon the Company and implementation of the Notice by the Depository Bank as provided in Section 7, all collected and available funds in an Account shall only be withdrawn or transferred based on instructions originated by the Agent in accordance with this Agreement. Such instructions shall be honored and followed by the Depository Bank without further consent of or notice to the Company. The Agent hereby confirms to the Company that Agent shall only issue the Notice in connection with the exercise of Agent's rights arising under or in connection with an Event of Default set forth in the Security Agreement and the Company confirms that notwithstanding the foregoing, the Agent may issue the Notice without the consent of or notice to the Company.

      (e) The Federal Reserve Regulations and Operating Circulars, clearing house rules and applicable law (including, without limitation, the Applicable
UCC) govern the collection and payment of items with respect to the Accounts and interests therein. The terms and conditions of the Deposit Agreement shall apply to the Agent, solely with respect to the collection and payment of items in the Accounts; provided all set-off rights of Depository Bank are set forth in
Section 3(b). Each of the Company and the Agent hereby authorizes and instructs the Depository Bank to supply the Company's or the Agent's endorsement, as appropriate, to any Items Collateral that the Depository Bank shall receive and deposit for collection to any Account.

2. Statements and Other Information At the request of the Agent, the Depository Bank will send to the Agent (in a manner consistent with the Depository Bank's standard practices) at the Agent's address specified below, copies of all correspondence, notices, account statements and other information (but not canceled checks) which the Depository Bank shall be required to send to the Company under the Deposit Agreement. The Depository Bank also agrees to provide to each of the Company and the Agent (as a service under this Agreement and/or the Deposit Agreement) copies of account statements and other deposit account information, including account balances, by telephone and by computer communication, to the extent practicable and as shall have been requested by the Company or by the Agent. The Company shall be deemed at all times to have consented to the Depository Bank's release of such deposit account information to the Agent. The Depository Bank's liability for failure to comply with this
Section 2 shall not exceed the cost of providing such information.

3.    Setoff; Returned Items and Charges

      (a) The Company and the Depository Bank have not entered into, and will not enter into during the term of this Agreement, any agreement with any person other than the Agent by which the Depository Bank will be obligated to comply with instructions from such other person (other than the Company) as to the disposition of funds in an Account or of Items Collateral received in a Lockbox. The Depository Bank will not agree that any person other than the Company or the Agent will be the Depository Bank's customer with respect to any Account or Lockbox.

      (b) The Depository Bank will not exercise any security interest (except for the security interest provided in Section 4-210, "Security Interest of Collecting Depository Bank in Items, Accompanying Documents and Proceeds", of the Applicable UCC), lien, right of setoff, deduction, recoupment or banker's lien or any other interest in or against any Account or any other Account Collateral, and the Depository Bank hereby subordinates to the Agent any such security interest (except for such security interest provided in Section 4-210, "Security Interest of Collecting Depository Bank in Items, Accompanying Documents and Proceeds", of such Applicable UCC), lien or right which it may have against any Account or any of the other Account Collateral. Notwithstanding the provisions of the preceding sentence, the Agent and the Company agree that the Depository Bank at any time may, and is expressly permitted by this Agreement to, set off and charge against any Account (regardless of any agreement of the Company to compensate the Depository Bank by means of balances in such Account) any or all of the following as permitted under the Deposit Agreement (collectively, the "Permitted Debits"): (i) the face amount of each Returned Item (hereinafter defined), (ii) all usual and customary service charges, account maintenance fees, transfer fees, (iii) reasonable out-of-pocket fees and expenses (including attorneys' reasonable fees) incurred by the Depository Bank, in connection with the administration or enforcement of this Agreement, and (iv) adjustments or corrections of posting or encoding errors, whether any of the Permitted Debits shall have been incurred before or after the date of this Agreement. As used in this Agreement, "Returned Item" shall mean any (i) Items Collateral deposited into or credited to an Account either before or after the date of this Agreement and returned unpaid or otherwise uncollected or subject to an adjustment entry, whether for insufficient funds or for any other reason, (ii) Items Collateral subject to a claim against the Depository Bank for breach of transfer, presentment, encoding, retention or other warranty under Federal Reserve Regulations or Operating Circulars, clearing house rules or applicable law (including, without limitation, Articles 3, 4 and 4A of the Applicable UCC); and (iii) credit to an Account from a merchant card transaction against which a contractual demand for chargeback has been made.

      (c) If (i) there were insufficient funds in any of the Account(s) such that the Depository Bank shall be unable to set off and charge any Permitted Debits against such Account(s), or (ii) the Depository Bank in good faith shall believe that any legal process or applicable law prohibits such setoffs and charges against any Account, or (iii) the Account(s) shall have been closed, then (A) the Depository Bank may charge such Permitted Debits to and set off against any other Account, and/or, at any time after Depository Bank shall have made demand upon the Company and the Company shall have failed to remit such amounts, (B) the Depository Bank may the demand that the Agent pay, and the Agent shall pay, to the Depository Bank within five (5) business days of written notice of demand by the Depository Bank the full amount of such Permitted Debits; provided, however, that the Agent shall only be required to pay to the Depository Bank those services charges, fees and expenses attributable to any Account that shall have been incurred, or such adjustments or corrections of posting or encoding errors which shall have occurred, in connection with any Account on or after the date of this Agreement and on or before the date of termination of this Agreement.

      (d) The Company agrees to reimburse the Agent for, and hold harmless the Agent from, any Permitted Debits, all costs, expenses, claims and liabilities hereunder including any moneys that the Agent shall have paid to the Depository Bank in satisfaction of any charges and amounts described in and including this
Section 3 or for any costs, expenses and attorneys' reasonable fees incurred under Section 6 below. Nothing in this paragraph shall limit any liabilities or obligations of the Company and/or the Agent to the Depository Bank under this Agreement.

4.    Exculpation of Depository Bank

      (a) At all times the Depository Bank shall be entitled to rely conclusively upon any communication it receives from the Agent in connection with this Agreement or which the Depository Bank believes in good faith to be a communication received by it from the Agent in connection with this Agreement, and the Depository Bank shall have no obligation to investigate or verify the authenticity or correctness of any such communication. The Depository Bank shall have no liability to the Company or the Agent for honoring or following any instruction the Depository Bank shall receive from (or in good faith shall believe to be from) the Company or the Agent (after implementation of the Notice) in accordance with this Agreement. The Depository Bank shall be fully discharged from liability with respect to any funds on deposit in any Account or other Account Collateral to the extent that the Depository Bank shall honor and follow instructions it shall receive from (or in good faith shall believe to be from) the Company in accordance with this Agreement (including with regard to any Lockbox, Account or other Account Collateral and the transfer of any funds to or on the instruction of the Company) prior to the implementation of the Notice by the Depository Bank.

      (b) The Depository Bank shall only be responsible for the loss that a court having jurisdiction over the Accounts shall have determined had been incurred by the Company or the Agent and had been caused by the Depository Bank's breach of this Agreement or gross negligence or willful misconduct. The Depository Bank shall have no liability to any party for failure of, or delay in, its performance under this Agreement as a result of any act of God, war or terrorism, fire, other catastrophe or force majeure, electrical or computer or telecommunications failure, any event beyond the control of the Depository Bank, or fraud committed by any third party (unless under normal commercial banking standards, the Depository Account had or should have had knowledge of such fraud). Nothing in this Agreement shall create any agency, fiduciary, joint venture or partnership relationship between the Depository Bank and the Company or the Agent. Except as shall be specifically required under this Agreement or the Deposit Agreement or applicable law, the Depository Bank shall have no duty whatsoever to the Agent or the Company in connection with the subject matter of this Agreement.

5.    Indemnification

      (a) The Company hereby indemnifies the Depository Bank and holds it harmless against, and shall reimburse the Depository Bank for, any loss, damage or expense (including attorneys' reasonable fees and expenses, court costs and other expenses) including, but not limited to, (i) unpaid charges, fees, and Returned Items for which the Company and/or the Agent originally received credit or remittance by the Depository Bank, and (ii) any loss, damage or expense the Depository Bank shall incur as a result of (A) entering into or acting pursuant to this Agreement, (B) honoring and following any instruction the Depository Bank may receive from (or in good faith shall believe to be from) the Agent or the Company under this Agreement, or (C) to the extent required by this Agreement, not honoring or following any instructions it shall receive from (or in good faith shall believe to be from) the Company in accordance with this Agreement. The Company shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Depository Bank's breach of this Agreement or gross negligence or willful misconduct.

      (b) Without limiting in any way the Agent's obligation to pay or reimburse the Depository Bank as otherwise specified in this Agreement, the Agent hereby indemnifies the Depository Bank and holds it harmless against any loss, damage or expense (including attorneys' reasonable fees and expenses, court costs and other expenses) which loss, damage or expense the Depository Bank shall incur as a result of honoring or following any instruction it shall receive from (or in good faith shall believe to be from) the Agent under this Agreement or, to the extent required by this Agreement, not honoring or following any instruction the Depository Bank shall receive from (or in good faith shall believe to be from) the Company on accordance with this Agreement, except for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Depository Bank's breach of this Agreement or gross negligence or willful misconduct.

      (c) In no event shall any party hereto be liable to any other party under this Agreement for lost profits or special, indirect, exemplary, consequential or punitive damages, even if such party shall have been advised of the possibility of such damages.

6.    Third Party Claims; Insolvency of Company

      (a) In the event any third party shall assert an adverse claim by legal process against any Account or any sums on deposit therein, any Lockbox or other Account Collateral, whether such claim shall arise by tax lien, execution of judgment, statutory attachment, garnishment, levy, the claim of a trustee in bankruptcy or debtor-in-possession, or other judicial or regulatory order or process (each, a "Claim"), the Depository Bank may, in addition to other remedies it may possess under the Deposit Agreement, this Agreement or at law or in equity: (i) suspend disbursements from such Account without any liability until the Depository Bank shall have received an appropriate court order or other assurances acceptable to the Depository Bank in its sole discretion establishing that funds may continue to be disbursed according to instructions then applicable to such Account, and/or (ii) interplead all such funds in such Account into the registry of the appropriate court located in the State in which such Account is located as identified in Exhibit A. The Company shall pay promptly all of the Depository Bank's costs, expenses and attorneys' reasonable fees incurred in connection with such Claim. If the Company shall fail to promptly remit such amounts to the Depository Bank, the Depository Bank may demand that the Agent pay, and the Agent shall pay, such amounts to the Depository Bank within five (5) business days of Agent's receipt of the Depository Bank's written notice of demand therefor.

      (b) If a bankruptcy or insolvency proceeding shall have been commenced by or against the Company, the Depository Bank shall be entitled, without any liability, to refuse to permit deposits to, or withdrawals and/or transfers from, the Accounts until the Depository Bank shall have received an appropriate court order or other assurances acceptable to the Depository Bank in its sole discretion establishing that continued deposits to, or withdrawals and/or transfers from, the Accounts are authorized and shall not violate any law, regulation, or order of any court.

7. Notice and Communications All communications given by any party to another as required or provided under this Agreement shall be in writing, issued by or directed to the respective designated officer (the "Designated Officer") set forth below, and delivered to each recipient party at its respective address (or at such other address and to or by such other Designated Officer as such party may designate in writing to the other parties in accordance with this Section 7) either by U.S. Mail (return receipt requested), certified mail, receipted delivery service or via telecopier facsimile transmission. Any communication hereunder to the Depository Bank which is an instruction (including the Notice) made by (or in good faith believed by the Depository Bank to be by) the Company or the Agent, as the case may be, shall be deemed to have been received by the Depository Bank when actually received by the Depository Bank's Designated Officer, and shall be deemed to have been implemented by the Depository Bank by the close of the Depository Bank's business on the banking day that shall be two
(2) banking days (exclusive of the date on which such instruction was actually received) after receipt by the Depository Bank's Designated Officer. The Company and the Agent agree that: (a) in the event that the Agent shall deliver the Notice to the Depository Bank, the Agent also shall deliver contemporaneously a copy of the Notice to the Company, (b) the Notice shall be deemed effective as to the Company upon receipt of same by the Company's Designated Officer, and (c) after the Company's receipt of copy of the Notice, none of the officers, agents or other representatives of the Company or its affiliates shall have any authority to, and shall not attempt to, direct the disposition of funds in any Account, withdraw any amount from any Account, or draw upon or otherwise exercise any authority or power with respect to any Lockbox, any Account or any Account Collateral.

      Address for Agent:          Vertical Ventures LLC
                                  641 Lexington Ave.
                                  26th Floor
                                  New York, NY 10022
                                  Attn: Josh Silverman
                                  Facsimile: 212.207.3452

                                  with copy to:

                                  Proskauer Rose LLP
                                  1585 Broadway
                                  New York, NY 10036
                                  Attn: Adam Kansler
                                  Facsimile: 212.969.2900

Address for Depository Bank:

                                  with copy to:

Address for Company:

                                  Visual Data Corporation
                                  1291 SW 29 Avenue
                                  Pompano Beach, Florida 33069
                                  Attn: Randy Selman
                                  Fax No.: (954) 917-6660

                                  with copy to:

                                  Adorno & Yoss, P.A.
                                  350 East Las Olsa Blvd., Suite 1700
                                  Fort Lauderdale, FL 33301
                                  Attn: Joel D. Mayersohn
                                  Fax No.: (954) 766-7800

8.    Termination

      (a) This Agreement may be terminated by the Agent at any time upon receipt by the Depository Bank of the Agent's written notice of termination. This Agreement may be terminated by the Company only with the express prior written consent of the Agent and, in that case, the Agent and the Company shall jointly notify the Depository Bank of such termination. This Agreement may be terminated by the Company at any time after the Agent ceases to have a security interest in all of the Account Collateral, provided no such termination by the Company shall be effective unless the Depository Bank shall have received written notice from the Agent confirming that such security interest no longer exists.

      (b) This Agreement may be terminated by the Depository Bank at any time on not less than thirty (30) days' prior written notice to each of the Company and the Agent. The Agent acknowledges that the Depository Bank shall not be liable for the closure of any Lockbox or any Account by the Company or the remittance of any funds therein directly to, or on the instructions of, the Company prior to the implementation of the Notice by the Depository Bank. The Company shall notify the Agent promptly of the Company's closure of any Lockbox or any Account.

      (c) The Depository Bank's rights to demand and receive reimbursement from the Company under Sections 3 and 6 of this Agreement and the Company's indemnification of the Depository Bank under Section 5 of this Agreement shall survive termination of this Agreement. In addition, the Depository Bank's rights to demand reimbursement from the Agent under Section 3 of this Agreement shall survive termination of this Agreement for a period of sixty (60) days after the date of termination of this Agreement. The Depository Bank's right to demand reimbursement from the Agent under Section 6 of this Agreement shall survive termination of this Agreement for a period of ninety (90) days after the date of termination of this Agreement. The Depository Bank's right to demand the Agent's indemnification of the Depository Bank under Section 5 of this Agreement shall survive termination of this Agreement for a period of one hundred eighty (180) days after the date of termination of this Agreement.

      (d) Upon termination of this Agreement, all funds remaining in the Account(s) and all other Account Collateral received by the Depository Bank shall be forwarded by the Depository Bank directly to the Company, unless the Depository Bank shall have received written instruction from the Agent prior to termination of this Agreement directing the Depository Bank to send such funds and other Account Collateral to the Agent or another depository institution approved in writing by the Agent and the Company.

9.    Miscellaneous

      (a) The Company shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Depository Bank and the Agent. The Agent shall not assign or transfer any of its rights or obligations under this Agreement (i) other than in accordance with the Purchase Agreement and the Notes and (ii) without twenty (20) days prior written notice to the Depository Bank of such intent to assign or transfer. The Depository Bank shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and the Company, except that the Depository Bank may transfer its rights and obligations under this Agreement to any direct or indirect depositary subsidiary of Depository Bank or, in the event of a merger or acquisition of the Depository Bank, to the Depository Bank's successor depositary institution.

      (b) This Agreement shall be governed by the laws of the State in which the Account(s) is/are located as identified in Exhibit A (without giving effect to its conflicts of law rules), which State shall also be the jurisdiction of the Depository Bank within the meaning of Section 9-304 of the Applicable UCC. The Depository Bank will not amend the Deposit Agreement to the effect that secured transactions in connection with any Account(s) shall be governed by the law of a jurisdiction other than the State in which such Account is located as identified on Exhibit A.

      (c) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement. Delivery of an executed signature page counterpart to this Agreement via telecopier facsimile transmission shall be effective as if it were delivery of a manually delivered, original, executed counterpart thereof. This Agreement shall only be modified or amended by written agreement of all of the parties hereto evidencing such modification or amendment.

      (d) To the extent that any conflict may exist between the provisions of any other agreement between the Company and the Depository Bank, or as between the Company and the Agent with regard to the subject matter contained herein, and this Agreement then this Agreement shall control. It is understood and agreed that nothing in this Agreement shall give the Agent any benefit of legal or equitable right, remedy or claim under the Deposit Agreement.

      10. Waiver of Jury Trial EXCEPT AS MAY BE PROHIBITED BY APPLICABLE LAW, EACH OF THE AGENT, THE BANK AND THE COMPANY IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH THE AGENT, THE BANK OR THE COMPANY SHALL BE A PARTY AS TO ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.

IN WITNESS WHEREOF, each of the parties by its respective duly authorized officer has executed and delivered this Agreement as of the day and year written above.

                  BANK:                 SUNTRUST BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                  COMPANY:              VISUAL DATA CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ENTERTAINMENT DIGITAL NETWORK, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MEDIA ON DEMAND, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                  AGENT:                VERTICAL VENTURES LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------